                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated November 1, 1999, (99-6), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1999 to December 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1999.

                                          CONSECO FINANCE CORP.




                                          BY: /s/ Phyllis A. Knight
                                             ----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                           CUSIP NO. 20846Q-AM 0
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                     Total $                       Per $1,000
                                                                                     Amount                         Original
                                                                                --------------                  ------------------
A.  (1a) Amount available( including Monthly Servicing Fee)                      12,775,385.16
                                                                                --------------
     (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                   0.00
                                                                                --------------
     (c) Amount Available after giving effect to withdrawal of Class M-1
         Interest Deficiency Amount and Class B-1 Interest Deficiency Amount for
         prior Remittance Date                                                   12,775,385.16
                                                                                --------------
     (d) Amount withdrawn from Capitalized Interest Account                          97,863.83
                                                                                --------------
2.   Interest
         a. Class A-1 Remittance Rate (7.36%)                                            7.36%
                                                                                --------------
         b. Class A-1 Interest                                                    5,260,355.56                         6.33777778
                                                                                --------------                      -------------
    (3)  Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                                           0.00                                  0
                                                                                --------------                      -------------
    (4)  Remaining:
         a. Unpaid Class A-1 Interest Shortfall                                           0.00                                  0
                                                                                --------------                      -------------
B.   Principal
    (5)  Formula Principal Distribution Amount                                    6,633,596.27                                N/A
                                                                                --------------                      -------------
         a. Scheduled Principal                                                     735,201.37                                N/A
                                                                                --------------                      -------------
         b. Principal Prepayments                                                 4,185,850.13                                N/A
                                                                                --------------                      -------------
         c. Liquidated Contracts                                                          0.00                                N/A
                                                                                --------------                      -------------
         d. Repurchases                                                                   0.00                                N/A
                                                                                --------------                      -------------
         e. Current Month Advanced Principal                                      1,712,544.77                                N/A
                                                                                --------------                      -------------
         f. Prior Month Advanced Principal                                                0.00                                N/A
                                                                                --------------                      -------------
         g. Additional Principal Distribution ($5,000,000 cap)                            0.00
                                                                                --------------
    (6)  Pool Scheduled Principal Balance                                       993,776,633.26
                                                                                --------------
    (7)  Adjusted Pool Principal Balance                                        992,064,088.49                       993.35775343
                                                                                --------------                      -------------
    (8)  Pool Factor                                                                0.99335775
                                                                                --------------
    (9)  Net Certificate Principal Balance                                      978,366,403.73
                                                                                --------------
    (9a) Overcollateralization Amount                                            15,410,229.53
                                                                                --------------
    (10) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                         0.00
                                                                                --------------
    (11) Class A-1 Percentage for such Remittance Date                                  93.40%
                                                                                --------------
    (12) Class A-1 Percentage for the following  Remittance Date                        93.36%
                                                                                --------------
    (13) Class A-1 Principal distribution                                         6,633,596.27                         7.99228466
                                                                                --------------                      -------------
    (14) Class A-1 Principal Balance                                            823,366,403.73
                                                                                --------------
   (14a) Class A-1 Pool Factor                                                      0.99200772                       992.00771534
                                                                                --------------                      -------------
    (15) Unpaid Class A-1 Principal Shortfall
         (if any)following current Remittance Date                                        0.00
                                                                                --------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (16) 31-59 days                                                                 817,504.93                                 17
                                                                                --------------                      -------------
    (17) 60 days or more                                                            517,549.08                                  8
                                                                                --------------                      -------------
    (18) Current Month Repossessions                                                      0.00                                  0
                                                                                --------------                      -------------
    (19) Repossession Inventory                                                           0.00                                  0
                                                                                --------------                      -------------
    (20) Weighted Average Contract Rate                                               10.57000
                                                                                --------------

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                           CUSIP NO. 20846Q-AM 0
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

Class M-1 Distribution Test and Class M2 Distribution test, Class B-1
Distribution test (applicable on and after the Remittance Date occurring in January 2004)

(21) Average Sixty - Day Delinquency Ratio Test

         (a)  Sixty - Day Delinquency Ratio for current Remittance Date                                                    0.05%
                                                                                                               -----------------
         (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.0%)                                                                                         0.02%
                                                                                                               -----------------
(22) AverageThirty - Day Delinquency Ratio Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                                                    0.13%
                                                                                                               -----------------
         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             to be satisfied may not exceed N/A%)                                                                          0.04%
                                                                                                               -----------------
(23) Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; to be satisfied may not exceed 5.5% from January 1, 2004 to
             December 31, 2004,  6.5%  from January 1, 2005 to December 31,
             2005, 8.5% from January 1, 2006 to December 31, 2006 and 9.5%                                                 0.00%
             thereafter)                                                                                       -----------------

(24) Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                                                      97,863.83$
                                                                                                               -----------------
         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             to be satisfied, may not exceed 2.75%)                                                                        0.00%
                                                                                                               -----------------
(25) Class M-1 Principal Balance Test

         (a) The sum of Class M Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date (must equal or exceed 26.25%)                                                                           15.74%
                                                                                                               -----------------
(26) Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $20,000,000.00                               65,000,000.00
                                                                                                               -----------------
         (b) Class B Principal Balance (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.                                           6.60%
                                                                                                               -----------------

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                          CUSIP NO. #20846Q AN 8
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                      Total $                        Per $1,000
                                                                                      Amount                          Original
                                                                                ---------------------           --------------------
CLASS M-1 CERTIFICATES
----------------------

(27) Amount available (including Monthly Servicing Fee)                                   979,297.16
                                                                                --------------------
A.   Interest
     (28) Aggregate interest

         (a) Class M-1 Remittance Rate 7.96%, unless
             Weighted Average Contract Rate is below 7.96%)                                    7.96%
                                                                                --------------------
         (b) Class M-1 Interest                                                           342,722.22                     6.85444440
                                                                                --------------------            -------------------
     (29) Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                --------------------
     (30) Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                --------------------
     (31) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                              0
                                                                                --------------------            -------------------
     (32) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                                0.00                              0
                                                                                --------------------            -------------------
B.   Principal
     (33) Formula Principal Distribution  Amount                                                0.00                            N/A
                                                                                --------------------            -------------------
         a. Scheduled Principal                                                                 0.00                            N/A
                                                                                --------------------            -------------------
         b. Principal Prepayments                                                               0.00                            N/A
                                                                                --------------------            -------------------
         c. Liquidated Contracts                                                                0.00                            N/A
                                                                                --------------------            -------------------
         d. Repurchases                                                                         0.00                            N/A
                                                                                --------------------            -------------------
    (34) Class M-1 Principal Balance                                                   50,000,000.00                  1000.00000000
                                                                                --------------------            -------------------
   (35a) Class M-1 Pool Factor                                                            1.00000000
                                                                                --------------------
    (36) Class M-1 Percentage for such Remittance Date                                         0.00%
                                                                                --------------------
    (37) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                                 0.00                     0.00000000
                                                                                --------------------            -------------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                            0.00
                                                                                --------------------
    (38) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                             0.00
                                                                                --------------------
    (39) Class M-1 Percentage for the following Remittance Date                                0.00%
                                                                                --------------------


PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                          CUSIP NO. #20846Q AP 3
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                      Total $                        Per $1,000
                                                                                      Amount                          Original
                                                                                ---------------------           --------------------
CLASS M-2 CERTIFICATES
----------------------

(40) Amount available (including Monthly Servicing Fee)                                   636,574.94
                                                                                --------------------
A.   Interest
     (41) Aggregate  interest

          (a) Class M-2 Remittance Rate 8.74%, unless
              Weighted Average Contract Rate is below 8.74%)                                   8.74%
                                                                                --------------------
          (b) Class M-2 Interest                                                          301,044.44                     7.52611100
                                                                                --------------------            -------------------
     (42) Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                --------------------
     (43) Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                --------------------
     (44) Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                              0
                                                                                --------------------            -------------------
     (45) Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                                0.00                              0
                                                                                --------------------            -------------------
B.   Principal
     (46) Formula Principal Distribution  Amount                                                0.00                            N/A
                                                                                --------------------            -------------------
          a. Scheduled Principal                                                                0.00                            N/A
                                                                                --------------------            -------------------
          b. Principal Prepayments                                                              0.00                            N/A
                                                                                --------------------            -------------------
          c. Liquidated Contracts                                                               0.00                            N/A
                                                                                --------------------            -------------------
          d. Repurchases                                                                        0.00                            N/A
                                                                                --------------------            -------------------
     (47) Class M-2 Principal Balance                                                  40,000,000.00                  1000.00000000
                                                                                --------------------            -------------------
    (48a) Class M-2 Pool Factor                                                           1.00000000
                                                                                --------------------
     (49) Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                --------------------
     (50) Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                                0.00                     0.00000000
                                                                                --------------------            -------------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                --------------------
     (51) Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                            0.00
                                                                                --------------------
     (52) Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                --------------------


PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                         CUSIP NO. # 20846Q AQ 1
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                       Total $                       Per $1,000
                                                                                       Amount                         Original
                                                                                --------------------            --------------------
CLASS BI CERTIFICATES
---------------------

         (1) Amount Available less the Class A
             Distribution Amount and Class M-1 Distribution
             Amount (including Monthly Servicing Fee)                                     335,530.50
                                                                                --------------------
         (2) Class B-1 Remittance Rate  (9.20%
             unless Weighted Average Contract Rate
             is below 9.20%)                                                                   9.20%
                                                                                --------------------
         (3) Aggregate Class B1 Interest                                                  237,666.67                     7.92222233
                                                                                --------------------            -------------------
         (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                                        0.00                           0.00
                                                                                --------------------            -------------------
         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                                 0.00                           0.00
                                                                                --------------------            -------------------
         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                         0.00
                                                                                --------------------
         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                         0.00
                                                                                --------------------
         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                --------------------
        (8a) Class B Percentage for such Remittance Date                                        0.00
                                                                                --------------------
         (9) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                               0.00                     0.00000000
                                                                                --------------------            -------------------
        (10a) Class B1 Principal Shortfall                                                      0.00
                                                                                --------------------
        (10b) Unpaid Class B1 Principal Shortfall                                               0.00
                                                                                --------------------
         (11) Class B Principal Balance                                                65,000,000.00
                                                                                --------------------
         (12) Class B1 Principal Balance                                               30,000,000.00
                                                                                --------------------
        (12a) Class B1 Pool Factor                                                        1.00000000
                                                                                --------------------


PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 1999-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                             Cusip # 20846Q BG 2
                                                       TRUST ACCOUNT #33-37918-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                      Total $                       Per $1,000
                                                                                      Amount                         Original
                                                                                --------------------            --------------------
CLASS B2 CERTIFICATES
---------------------

         (13) Remaining Amount Available                                                   97,863.83
                                                                                --------------------
         (14) Class B-2 Remittance Rate (9.20%
              unless Weighted Average Contract
              Rate is less than 9.20%)                                                         9.20%
                                                                                --------------------
         (15) Aggregate Class B2 Interest                                                 277,277.78                     7.92222229
                                                                                --------------------            -------------------
         (16) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                       0.00                           0.00
                                                                                --------------------            -------------------
         (17) Remaining Unpaid Class B2
              Interest Shortfall                                                                0.00                           0.00
                                                                                --------------------            -------------------
         (18) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                          0.00
                                                                                --------------------
         (19) Class B2 Principal Liquidation Loss Amount                                        0.00
                                                                                --------------------
         (20) Class B2 Principal (zero until class B1 paid down: thereafter,
              Class B Percentage
              of formula Principal Distribution Amount)                                         0.00                     0.00000000
                                                                                --------------------            -------------------
         (21) Guarantee Payment                                                           179,413.95
                                                                                --------------------
         (22) Class B2 Principal Balance                                               35,000,000.00
                                                                                --------------------
        (22a) Class B2 Pool Factor                                                        1.00000000
                                                                                --------------------
Class B-3I Certificates
-----------------------

         (23) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.
              is the Servicer)                                                                  0.00
                                                                                --------------------
         (24) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                        0.00
                                                                                --------------------
         (25) Class B-31 Distribution Amount (remaining Amount Available)                       0.00
                                                                                --------------------
         (26) Class B-3I Shortfall (27-28)                                              2,347,265.64
                                                                                --------------------
         (27) Unpaid Class B-3I Shortfall                                               2,347,265.64
                                                                                --------------------
         (28) Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------------
         (29) Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------------